[Logo]  M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)







                    MFS(R) GLOBAL ASSET
                    ALLOCATION FUND
                    SEMIANNUAL REPORT o FEBRUARY 28, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 27
MFS' Year 2000 Readiness Disclosure ....................................... 36
Trustees and Officers ..................................................... 37




       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.




--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
Since we launched Massachusetts Investors Trust, the nation's first mutual fund, 75 years ago, MFS has weathered numerous market and economic cycles, from the occasional recession to long periods of growth and prosperity. Throughout that time, we have tried to give investors a realistic assessment of the investment markets and, when necessary, to sound a note of caution -- even when market conditions appear quite favorable.

Although the equity markets have overcome last year's volatility, we still think stocks are overdue for a correction that will rid them of the excesses that have developed. Perhaps the most glaring measure of those excesses is the high level of valuations, that is, the amount equity investors are paying for each dollar of earnings. By mid-March, the price-to-earnings (P/E) ratio of the average stock in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, was almost 28% higher than it was a year ago. While P/E ratios keep going up, earnings have essentially been flat, and we believe they are likely to stay that way, for a few months at least. This leaves stock prices vulnerable to negative events such as a domestic or international crisis, a sudden increase in interest rates, or a slowing economy, any of which could lead to lower corporate earnings.

While risks in the overall market have increased, one industry calls for particular attention. For several months, Internet-related stocks have exhibited extreme price volatility. The Internet's potential impact on the way individuals and companies communicate and conduct business is certainly great, but we feel that most of the recent run-up in the share prices of these companies is unjustified. Many of them have not yet reported any profits, and there is no way of knowing which of today's "hot" Internet stocks will be successful -- or even in existence -- a few years from now. Therefore, we think the frenzy surrounding even the best-known Internet stocks is purely speculative.

However, there are some established companies offering Internet-related products and services that may generate revenue. These include companies that provide networking equipment, that make servers to store information, and that help customers make better use of Internet services. Because they already have profitable businesses as well as the potential to use the Internet to increase their opportunities to generate revenue, these companies have been the focus of our research efforts.

Although we think valuations for the overall equity market, and especially for Internet stocks, are excessive, we see this situation as an opportunity for our portfolio managers to capitalize on MFS(R) Original Research(SM). This is a fundamental, company-by-company process that helps us find investments that we believe are most likely to achieve long-term earnings growth, through both negative and positive market cycles.

We also rely heavily on our research process when investing in the fixed-income markets. Last year, turmoil in emerging markets and volatility in the U.S. stock market helped create a "flight to quality," meaning that investors moved toward U.S. Treasury securities, which are seen as carrying less risk, and away from almost everything else. As a result, yields on non-Treasury securities increased, while yields on Treasuries fell. Some of these yield spreads, or differentials, have narrowed, but they have not returned to the levels seen before last year's market turmoil. We think this has created opportunities for our portfolio managers to find attractive yields in these markets.

Individual investors, meanwhile, should keep in mind that the tremendous increases in the broad stock market averages of the past several years are a historical aberration and do not necessarily indicate future market performance. If they are not already diversified across a range of investments, including growth stock funds, value-oriented funds, and fixed-income funds, investors may want to talk to their financial advisers about developing well-diversified portfolios with the potential to weather unexpected changes in the markets. Doing so may help investors more effectively meet their long-term financial goals. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 16, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Joseph C. Flaherty, Jr.]
      Joseph C. Flaherty, Jr.

Dear Shareholders,
For the six months ended February 28, 1999, Class A shares of the Fund provided a total return of 9.00%, Class B shares 8.61%, Class C shares 8.62%, and Class I shares 9.13%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to returns of 30.18% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance; 14.01% for the Morgan Stanley Capital International (MSCI), Europe, Australia, Far East (EAFE) Index, an index of international stocks; 1.60% for the Lehman Brothers Aggregate Bond Index, an index of government and corporate bonds including U.S. Treasury, government-agency, corporate, and mortgage-backed securities; and 6.04% for the J.P. Morgan Non-Dollar Government Bond Index, an international bond index. For the same period, the average global flexible portfolio fund returned 12.11%, as reported by Lipper Analytical Services, Inc., an independent firm that track's mutual fund performance.

I was named portfolio manager of the Fund effective February 24, 1999, and have been charged with modifying the way our shareholders' assets are invested, as a means of boosting long-term performance and balancing the Fund's level of risk. It is important to note, however, that the Fund will continue to seek high risk-adjusted returns over the long-term.

Though individual investments in each asset class will still be driven by our long tradition of MFS(R) Original Research(SM), the process of arriving at allocations for each class has changed. Going forward, we will make asset allocation decisions based on our proprietary quantitative models, not on the qualitative direction of a committee of portfolio managers. Our modeling process takes into consideration a host of factors, including relative valuations of different types of investments, macroeconomic issues, and risk potentials. The model is then optimized to balance risk and reward, and to minimize the correlation between movements of assets classes. We feel that by adhering more closely to the proprietary allocation model we can better balance risk and return for shareholders. Because I have been involved in the development and maintenance of the modeling process since the inception of the Fund, I am optimistic about the potential success of this blending of quantitative model-driven allocations and our company's 75-year history of research-intensive investing.

We have established a well-diversified mix of assets in what we call our neutral portfolio. We feel this combination of investments best balances the conflicting goals of seeking potential returns and risk control. Our neutral portfolio is made up of 65% equities (35% U.S. equities and 30% international), 15% U.S. high-grade bonds, 5% U.S. high-yield bonds, 12% international bonds, which is primarily sovereign debt of developed nations, and 3% cash.

Of course, securities markets are subject to a variety of influences, so from the neutral portfolio we adjust our investments to correspond to market conditions and to the latest results from our quantitative modeling process. The portfolio is analyzed and adjusted monthly because markets are dynamic and MFS is committed to the active management of all its portfolios to seek the best long-term performance. One of my prime responsibilities as portfolio manager is to ensure that our investment discipline stays close to our model portfolio weightings and to manage the reallocation of assets based on our modeling process. Over the past six months, the biggest change to the portfolio has been to move closer to the model, which we believe will help us achieve better risk-adjusted performance going forward.

Because we actively manage allocations on a monthly basis, weightings can and do change over time in response to changing risk-reward paterns in the markets. As of February 28, 1999, the appropriate weightings were 26% in U.S. equities, 30% international equities, 7% international bonds, 10% U.S. government bonds, 10% U.S. high yield bonds, and 15% cash.

EQUITIES

The Fund's performance over the past six months was hurt by our small position in U.S. equities, which we held for the majority of the period. However, by early 1999 we had nearly doubled this allocation. So, while we didn't capture as much performance from U.S. stocks as we could have when the market rebounded at the end of 1998, we did get a boost in 1999 thanks to our adjustments. Our holdings in U.S. equities range across a variety of industries and incorporate both value and growth strategies. Major holdings in the portfolio include leading companies such as Tyco International, Microsoft, MCI WorldCom, and MediaOne. Our international equities, while performing well, generally lagged the performance of their U.S. counterparts. So, we didn't get all we could have from those investments. Though we slightly reduced our exposure to international stocks, our weighting in this area is still greater than that of U.S. equities because we are concerned about high valuations in the U.S. stock market. We believe high valuations create volatility and excessive risk. In Europe, we continue to look for steady-earning companies that can deliver predictable growth in volatile markets. In our opinion, European defense stocks such as British Aerospace and Saab Aerospace offer the potential for steady and predictable earnings.

INTERNATIONAL BONDS

During the period we built a position in international bonds that had not been in the portfolio previously. We made this move to more broadly diversify the portfolio. Among these investments we find the United Kingdom particularly attractive. The country has been working to control inflation by pursuing a tight monetary policy that has slowed its economy to a point at which rates have fallen and bond prices have risen. Also during the past six months, we further reduced our small position in emerging market bonds. We will closely watch developments in emerging markets for conservative, cautious investment opportunities.

U.S. HIGH-YIELD BONDS

The model portfolio's high-yield allocation is currently double that of the neutral portfolio. These bonds contributed to the Fund's positive performance in the early part of 1999. We currently find high-yield bonds attractive, due to their high returns and low prices. The current environment of moderate economic growth and low inflation is favorable for high-yield bonds. While many of the companies issuing high-yield bonds are not necessarily the biggest firms in their industries, many of them are in sound financial shape and, historically, have had no trouble meeting their debt payments.

U.S. GOVERNMENT BONDS

Our boost in high-yield bonds came at the expense of our U.S. government bond investments. As the equity markets returned to strength in the latter part of 1998, the quality of U.S. government bonds became less attractive to investors and the asset class underperformed as a result.

Going forward, we are closely watching valuations in the global equity markets. If interest rates or inflation begin to rise significantly, we could see equities falter, which is one of the reasons that the portfolio is now defensively positioned with regard to stock investments. Regarding the fixed-income landscape, we think high-yield bonds should remain attractive.

We will continue to manage the Fund to attempt to limit risk for our shareholders, while seeking sustainable returns. We feel that the renewed discipline with which we are applying our quantitative model may help us meet this goal.

Respectfully,

/s/ Joseph C. Flaherty, Jr.
    Joseph C. Flaherty, Jr.
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JOSEPH C. FLAHERTY, JR., IS VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) AND MANAGER OF THE QUANTITATIVE RESEARCH GROUP. HE IS PORTFOLIO MANAGER OF MFS(R) GLOBAL ASSET ALLOCATION FUND AND THE WORLD ASSET ALLOCATION SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   MR. FLAHERTY JOINED MFS AS A FIXED-INCOME QUANTITATIVE RESEARCH ASSOCIATE IN 1993 AND WAS NAMED QUANTITATIVE RESEARCH ANALYST AND ASSISTANT VICE PRESIDENT IN 1996. HE BECAME MANAGER OF THE QUANTITATIVE RESEARCH GROUP IN 1998 AND PORTFOLIO MANAGER IN 1999. MR. FLAHERTY EARNED A BACHELOR OF SCIENCE DEGREE IN MECHANICAL ENGINEERING FROM TUFTS UNIVERSITY IN 1984 AND AN M.B.A. IN FINANCE FROM BENTLEY COLLEGE IN 1990.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                 SEEKS LONG-TERM TOTAL RETURN THROUGH INVESTMENTS IN
                             EQUITY AND FIXED-INCOME SECURITIES, PLUS LOW SHARE
                             PRICE VOLATILITY AND RISK COMPARED TO AN AGGRESSIVE
                             EQUITY/FIXED-INCOME FUND.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     JULY 22, 1994

  CLASS INCEPTION:           CLASS A  JULY 22, 1994
                             CLASS B  JULY 22, 1994
                             CLASS C  JULY 22, 1994
                             CLASS I  JANUARY 7, 1997

  SIZE:                      $260.2 MILLION NET ASSETS AS OF FEBRUARY 28, 1999

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 1999

CLASS A
                                  6 Months     1 Year    3 Years  10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return             +9.00%     -1.05%    +27.48%         +61.29%
--------------------------------------------------------------------------------
Average Annual Total Return           --       -1.05%    + 8.43%         +10.93%
--------------------------------------------------------------------------------
SEC Results                           --       -5.75%    + 6.69%         + 9.77%
--------------------------------------------------------------------------------

CLASS B
                                  6 Months     1 Year    3 Years  10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return             +8.61%     -1.67%    +25.34%         +56.71%
--------------------------------------------------------------------------------
Average Annual Total Return           --       -1.67%    + 7.82%         +10.24%
--------------------------------------------------------------------------------
SEC Results                           --       -5.27%    + 7.01%         + 9.93%
--------------------------------------------------------------------------------

CLASS C
                                  6 Months     1 Year    3 Years  10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return             +8.62%     -1.64%    +25.45%         +56.98%
--------------------------------------------------------------------------------
Average Annual Total Return           --       -1.64%    + 7.85%         +10.28%
--------------------------------------------------------------------------------
SEC Results                           --       -2.54%    + 7.85%         +10.28%
--------------------------------------------------------------------------------

CLASS I
                                  6 Months     1 Year    3 Years  10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return             +9.13%     -0.64%    +28.68%         +62.83%
--------------------------------------------------------------------------------
Average Annual Total Return           --       -0.64%    + 8.77%         +11.16%
--------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, July 22, 1994, through February 28, 1999.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The fund may focus its investments in certain sectors or geographic regions, thereby increasing its vulnerability to any single economic, political, or regulatory development. See the prospectus for details.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 1999

PORTFOLIO STRUCTURE

Foreign Stocks                     30.1%
U.S. Treasuries                    10.1%
High-Yield Corporates               9.3%
Convertibles                        0.3%
Foreign Bonds                       8.8%
Cash                               15.3%
U.S. Stocks                        26.1%

The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 1999

Stocks - 56.2%
------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 26.1%
  Aerospace - 0.4%
    United Technologies Corp.                                             8,000           $    991,000
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.1%
    Northern Trust Corp.                                                  3,600           $    321,750
------------------------------------------------------------------------------------------------------
  Biotechnology - 0.1%
    Quintiles Transnational Corp.*                                        7,500           $    323,438
------------------------------------------------------------------------------------------------------
  Broadcasting - 0.4%
    Jacor Communications, Inc.*                                          13,300           $    927,675
------------------------------------------------------------------------------------------------------
  Business Machines - 0.8%
    Affiliated Computer Services, Inc., "A"*                             30,500           $  1,410,625
    Kulicke & Soffa Industries, Inc.*                                    14,600                370,475
    Sun Microsystems, Inc.*                                               3,900                379,519
                                                                                          ------------
                                                                                          $  2,160,619
------------------------------------------------------------------------------------------------------
  Business Services - 0.6%
    Ceridian Corp.*                                                      14,000           $  1,002,750
    Computer Sciences Corp.                                               8,600                572,975
                                                                                          ------------
                                                                                          $  1,575,725
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.0%
    Microsoft Corp.*                                                     18,100           $  2,717,262
------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.4%
    DST Systems, Inc.*                                                    7,800           $    423,150
    EMC Corp.*                                                            5,900                604,012
                                                                                          ------------
                                                                                          $  1,027,162
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.3%
    BMC Software, Inc.*                                                  14,900           $    609,037
    Cadence Design Systems, Inc.*                                        17,500                421,094
    Computer Associates International, Inc.                              17,050                716,100
    Compuware Corp.*                                                     10,800                604,125
    First Data Corp.                                                     10,100                386,325
    Oracle Corp.*                                                        34,600              1,933,275
    Policy Management Systems Corp.*                                      9,200                336,375
    SunGard Data Systems, Inc.*                                          10,300                408,138
    Synopsys, Inc.*                                                      14,400                666,000
                                                                                          ------------
                                                                                          $  6,080,469
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.6%
    Clorox Co.                                                            3,700           $    437,756
    Dial Corp.                                                           21,500                627,531
    Newell Co.                                                           20,100                854,250
    Procter & Gamble Co.                                                 10,100                903,950
    Tyco International Ltd.                                              54,120              4,028,558
                                                                                          ------------
                                                                                          $  6,852,045
------------------------------------------------------------------------------------------------------
  Electronics - 0.7%
    Analog Devices, Inc.*                                                31,500           $    789,468
    Intel Corp.                                                           5,300                635,669
    Teradyne, Inc.*                                                       6,400                304,800
                                                                                          ------------
                                                                                          $  1,729,937
------------------------------------------------------------------------------------------------------
  Entertainment - 2.5%
    CBS Corp.*                                                           15,200           $    560,500
    Disney (Walt) Co.                                                    21,200                745,975
    MediaOne Group, Inc.*                                                56,100              3,057,450
    Time Warner, Inc.                                                    23,500              1,515,750
    Univision Communications, Inc., "A"*                                 10,700                436,025
    Viacom, Inc., "B"*                                                    3,300                291,637
                                                                                          ------------
                                                                                          $  6,607,337
------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.1%
    American Express Co.                                                  3,700           $    401,450
    Associates First Capital Corp., "A"                                  33,000              1,340,625
    Citigroup, Inc.                                                      19,900              1,169,125
    Federal Home Loan Mortgage Corp.                                     22,600              1,330,575
    Merrill Lynch & Co., Inc.                                             4,500                345,375
    Morgan Stanley Dean Witter & Co.                                      9,600                868,800
                                                                                          ------------
                                                                                          $  5,455,950
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.7%
    Anheuser-Busch Cos., Inc.                                             8,800           $    674,850
    McDonald's Corp.                                                     10,500                892,500
    Wendy's International, Inc.                                           8,100                193,894
                                                                                          ------------
                                                                                          $  1,761,244
------------------------------------------------------------------------------------------------------
  Insurance - 1.0%
    American International Group, Inc.                                    6,400           $    729,200
    Equitable Cos., Inc.                                                 12,000                810,750
    Lincoln National Corp.                                                5,500                520,781
    Progressive Corp.                                                     3,900                501,150
                                                                                          ------------
                                                                                          $  2,561,881
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.9%
    American Home Products Corp.                                         16,000           $    952,000
    Bristol-Myers Squibb Co.                                              7,300                919,343
    Cardinal Health, Inc.                                                 9,300                671,344
    Eli Lilly & Co.                                                       4,900                463,969
    Guidant Corp.                                                        19,600              1,117,200
    HealthSouth Corp.*                                                   51,200                595,200
    Mckesson HBOC Inc.                                                    2,998                203,864
    Pfizer, Inc.                                                          7,000                923,562
    Schering Plough Corp.                                                13,300                743,969
    United Healthcare Corp.                                              19,200                946,800
                                                                                          ------------
                                                                                          $  7,537,251
------------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Conoco, Inc., "A"                                                     9,800           $    199,063
------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.2%
    Pharmacia & Upjohn, Inc.                                              7,400           $    403,300
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.2%
    Scholastic Corp.*                                                     7,700           $    379,225
------------------------------------------------------------------------------------------------------
  Retail - 3.8%
    BJ's Wholesale Club, Inc.*                                           14,000           $    609,875
    CVS Corp.                                                            20,500              1,086,500
    Dayton Hudson Corp.                                                  12,700                794,544
    Linens 'n Things, Inc.*                                               4,400                158,400
    Lowes Co., Inc.                                                      17,800              1,055,763
    Meyer (Fred), Inc.*                                                  32,300              2,075,275
    Office Depot, Inc.*                                                  28,000                999,250
    Rite Aid Corp.                                                       32,900              1,361,237
    TJX Cos., Inc.                                                       22,000                628,375
    Wal-Mart Stores, Inc.                                                12,300              1,062,412
                                                                                          ------------
                                                                                          $  9,831,631
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.2%
    Safeway, Inc.*                                                        8,100           $    467,775
------------------------------------------------------------------------------------------------------
  Technology - 0.2%
    LSI Logic Corp.*                                                     21,000           $    544,688
------------------------------------------------------------------------------------------------------
  Telecommunications - 2.7%
    3Com Corp.*                                                          20,700           $    650,756
    Alltel Corp.                                                          5,990                358,651
    Century Telephone Enterprises, Inc.                                  13,450                830,538
    Cisco Systems, Inc.*                                                 11,200              1,095,500
    Lucent Technologies, Inc.                                             6,700                680,469
    MCI WorldCom, Inc.*                                                  19,700              1,625,250
    Networks Associates Inc.*                                            11,100                521,700
    Qwest Communications International, Inc.*                             5,500                337,906
    Sprint Corp. (PCS Group)*                                            12,220                391,040
    Tellabs, Inc.*                                                        7,500                600,469
                                                                                          ------------
                                                                                          $  7,092,279
------------------------------------------------------------------------------------------------------
  Travel - 0.1%
    Galileo International, Inc.                                           6,800           $    343,400
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $ 67,892,106
------------------------------------------------------------------------------------------------------

Foreign Stocks - 30.1%
  Australia - 1.0%
    Q.B.E. Insurance Group Ltd. (Insurance)*                            507,487           $  1,897,443
    Seven Network Ltd. (Entertainment)                                  267,000                833,280
                                                                                          ------------
                                                                                          $  2,730,723
------------------------------------------------------------------------------------------------------
  Canada - 0.9%
    Northern Telecom Ltd. (Telecommunications)                            9,300           $    539,981
    Canadian National Railway Co. (Railroads)                            39,400              1,903,513
                                                                                          ------------
                                                                                          $  2,443,494
------------------------------------------------------------------------------------------------------
  Finland - 1.8%
    Tieto Corp. (Computer Software - Systems)                            32,800           $  1,319,674
    Helsingin Puhelin Oyj (Telecommunications)                           32,000              2,000,013
    Pohjola Group Insurance Corp. (Insurance)                            24,800              1,366,852
                                                                                          ------------
                                                                                          $  4,686,539
------------------------------------------------------------------------------------------------------
  France - 3.5%
    Pernod Ricard Co. (Beverages)                                        19,000           $  1,128,866
    Renault Regie Nationale (Automobiles)                                20,200                946,325
    Television Francaise (Broadcasting)                                  11,300              2,030,326
    Thomson CSF (Aerospace)                                              43,500              1,294,651
    Total S.A., "B" (Oils)                                               18,500              1,937,292
    Union des Assurances Federales S.A. (Insurance)                      15,000              1,901,468
                                                                                          ------------
                                                                                          $  9,238,928
------------------------------------------------------------------------------------------------------
  Germany - 2.2%
    Henkel KGaA (Chemicals)                                              27,300           $  2,196,774
    Mannesmann AG (Conglomerate)                                         20,000              2,696,226
    Wella AG (Consumer Goods and Services)*                               1,205                896,583
                                                                                          ------------
                                                                                          $  5,789,583
------------------------------------------------------------------------------------------------------
  Greece - 0.5%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                               47,388           $  1,252,904
------------------------------------------------------------------------------------------------------
  Ireland - 0.3%
    Elan Corp., PLC, ADR (Medical and Health Products)*                   8,589           $    658,669
------------------------------------------------------------------------------------------------------
  Italy - 1.9%
    ERG S.P.A. (Oils)                                                   245,000           $    885,808
    Mediaset S.P.A. (Entertainment)                                     233,300              2,211,633
    Telecom Italia Mobile S.P.A., Saving Shares
      (Telecommunications)                                              477,000              1,934,934
                                                                                          ------------
                                                                                          $  5,032,375
------------------------------------------------------------------------------------------------------
  Japan - 3.9%
    Canon, Inc. (Special Products and Services)                          77,000           $  1,644,359
    Fujitsu Ltd. (Computer Hardware - Systems)                           64,000                796,368
    Kinki Coca-Cola Bottling Co. (Food and Beverage
      Products)                                                          32,000                392,803
    Kirin Beverage Corp. (Food and Beverage Products)                    63,000              1,006,390
    NTT Data Corp. (Telecommunications)                                     128                737,178
    Ntt Mobile Communications (Telecommunications)                           45              1,823,609
    Olympus Optical Co. (Conglomerate)                                  161,000              1,746,175
    Osaka Sanso Kogyo Ltd. (Chemicals)                                   14,000                 22,364
    Takeda Chemical Industries Co. (Pharmaceuticals)                     38,000              1,303,514
    Ushio, Inc. (Electronics)                                            58,000                621,254
                                                                                          ------------
                                                                                          $ 10,094,014
------------------------------------------------------------------------------------------------------
  Netherlands - 3.3%
    Akzo Nobel N.V. (Chemicals)                                          45,000           $  1,713,801
    Equant N.V., NY Reg (Data Network Services)*                          2,200                158,400
    Benckiser N.V., "B" (Consumer Goods and Services)                    61,000              3,953,730
    IHC Caland N.V. (Marine Equipment)*                                  17,099                554,138
    ING Groep N.V. (Finance)*                                            35,233              1,980,704
    United Pan-Europe Communications N.V
      (Telecommunications)*                                               4,900                183,373
                                                                                          ------------
                                                                                          $  8,544,146
------------------------------------------------------------------------------------------------------
  Norway - 0.5%
    Storebrand ASA (Insurance)                                          152,300           $  1,187,129
------------------------------------------------------------------------------------------------------
  Portugal - 0.8%
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit
      Cos.)                                                              77,000           $  1,550,705
    Telecel - Comunicacaoes Pessoais S.A
      (Telecommunications)                                                2,415                428,990
                                                                                          ------------
                                                                                          $  1,979,695
------------------------------------------------------------------------------------------------------
  Sweden - 3.2%
    Astra AB (Pharmaceuticals)                                          121,000           $  2,401,970
    Ericsson LM, "B" (Telecommunications)                                80,000              2,127,243
    Saab AB, "B" (Aerospace)*                                           429,504              3,789,370
                                                                                          ------------
                                                                                          $  8,318,583
------------------------------------------------------------------------------------------------------
  Switzerland - 1.4%
    Barry Callebaut AG (Food and Beverage Products)                       9,000           $  1,804,730
    Novartis AG (Medical and Health Products)                               485                852,489
    UBS AG (Banks and Credit Cos.)*                                       3,100                966,740
                                                                                          ------------
                                                                                          $  3,623,959
------------------------------------------------------------------------------------------------------
  United Kingdom - 4.9%
    Avis Europe PLC (Automotive)##                                      102,500           $    422,534
    BP Amoco PLC, ADR (Oils)*                                            13,251              1,126,335
    British Aerospace (Aerospace)*                                      607,954              3,871,381
    British Petroleum PLC (Oils)*                                       111,218              1,576,109
    Cable & Wireless Communications PLC
      (Telecommunications)                                               50,700                600,976
    Capital Radio PLC (Broadcasting)                                     31,000                359,007
    Kwik-Fit Holdings PLC (Automotive)                                   97,000                586,567
    Next PLC (Retail)                                                   277,000              3,243,450
    Tomkins PLC (Conglomerate)*                                         284,000              1,038,623
                                                                                          ------------
                                                                                          $ 12,824,982
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $ 78,405,723
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $124,180,094)                                              $146,297,829
------------------------------------------------------------------------------------------------------
Bonds - 28.2%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
------------------------------------------------------------------------------------------------------
U.S. Bonds - 19.4%
  Automotive - 0.6%
    Hayes Wheels International, Inc., 9.125s, 2007                   $    1,500           $  1,578,750
------------------------------------------------------------------------------------------------------
  Building - 0.3%
    Building Materials Corp., 8s, 2007                               $      725           $    713,219
------------------------------------------------------------------------------------------------------
  Business Services - 0.6%
    Iron Mountain, Inc., 10.125s, 2006                               $    1,500           $  1,635,000
------------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    Sterling Chemicals, Inc., 11.25s, 2007                           $      650           $    559,000
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    American Standard, Inc., 7.375s, 2008                            $    1,500           $  1,511,250
------------------------------------------------------------------------------------------------------
  Containers - 0.8%
    Gaylord Container Corp., 9.75s, 2007                             $      675           $    634,500
    Silgan Holdings, Inc., 9s, 2009                                       1,500              1,550,625
                                                                                          ------------
                                                                                          $  2,185,125
------------------------------------------------------------------------------------------------------
  Entertainment - 0.4%
    AMC Entertainment, Inc., 9.5s, 2009                              $      100           $     98,000
    Cinemark USA, Inc., 9.625s, 2008                                      1,000              1,025,000
                                                                                          ------------
                                                                                          $  1,123,000
------------------------------------------------------------------------------------------------------
  Finance - 0.4%
    APP International Finance Co., 11.75s, 2005                      $    1,500           $    980,625
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.8%
    Borden, Inc., 9.25s, 2019                                        $    2,000           $  1,958,340
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.3%
    U.S. Timberlands, 9.625s, 2007                                   $      900           $    907,875
------------------------------------------------------------------------------------------------------
  Industrial - 0.3%
    IMO Industries, Inc., 11.75s, 2006                               $      750           $    765,000
------------------------------------------------------------------------------------------------------
  Media - 0.9%
    Allbritton Communications Co., 9.75s, 2007                       $    1,000           $  1,070,000
    Chancellor Media Corporation, 8.125s, 2007                            1,250              1,271,875
                                                                                          ------------
                                                                                          $  2,341,875
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.1%
    Tenet Healthcare Corp., 8.625s, 2007                             $      240           $    240,000
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.5%
    Hollinger International Publishing, Inc., 9.25s, 2007            $    1,300           $  1,378,000
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Red Roof Inns, Inc., 9.625s, 2003                                $      250           $    253,750
------------------------------------------------------------------------------------------------------
  Retail - 0.3%
    Musicland Group, Inc., 9.875s, 2008                              $      750           $    763,125
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Pathmark Stores, Inc., 9.625s, 2003                              $    2,000           $  2,040,000
------------------------------------------------------------------------------------------------------
  Telecommunications - 1.3%
    NEXTEL Communications, Inc., 0s to 2002, 9.75s, 2007             $      850           $    554,625
    Pagemart Wireless, Inc., 0s to 2003, 11.25s, 2008                     1,200                468,000
    Qwest Communications International, Inc., 7.5s, 2008##                1,500              1,548,750
    Western Wireless Corp., 10.5s, 2007                                     750                814,688
                                                                                          ------------
                                                                                          $  3,386,063
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 10.1%
    U.S. Treasury Notes, 4.75s, 2008                                 $   13,950           $ 13,374,562
    U.S. Treasury Notes, 4.75s, 2004                                     13,050             12,778,821
                                                                                          ------------
                                                                                          $ 26,153,383
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $ 50,473,380
------------------------------------------------------------------------------------------------------
Foreign Bonds - 8.8%
  Belgium - 0.3%
    Esi Tractebel Acquisition Corp., 7.99s, 2011 (Engergy
      Conglomerate)                                               EUR       700           $    693,000
------------------------------------------------------------------------------------------------------
  Russia
  Vnesheconombank USSR, 5.969s, 2015 (Banks and Credit Cos.)         $       72           $      7,335
------------------------------------------------------------------------------------------------------
  United Kingdom - 8.5%
    Colt Telecom Group PLC, 8.875s, 2007
      (Telecommunications)                                        GBP     1,000           $    585,014
    Telewest PLC, 9.625s, 2006 (Media)                               $    1,000              1,075,000
    U.K. Treasury, 6.75s, 2004                                    GBP    11,600             20,606,601
                                                                                          ------------
                                                                                          $ 22,266,615
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $ 22,966,950
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $75,685,687)                                                $ 73,440,330
------------------------------------------------------------------------------------------------------

Convertible Bond - 0.3%
------------------------------------------------------------------------------------------------------
        Fullerton Global, 0s, 2003 (Identified Cost, $940,000)       $    1,000           $    932,500
------------------------------------------------------------------------------------------------------

Commercial Paper - 0.8%
------------------------------------------------------------------------------------------------------
        General Electric Capital Corp., due 3/01/99, at
          Amortized Cost                                             $    2,260           $  2,260,000
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 15.5%
------------------------------------------------------------------------------------------------------
        Federal Home Loan Mortgage Discount Notes, due 3/08/99       $    3,750           $  3,746,580
        Federal Home Loan Mortgage Discount Notes, due 3/15/99           10,000              9,981,567
        Federal Home Loan Mortgage Corp., due 3/05/99                    13,885             13,877,703
        Federal National Mortgage Assn., due 3/08/99                      5,000              4,995,421
        Navigator Securities Lending Prime Portfolio                      7,723              7,723,367
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $ 40,324,638
------------------------------------------------------------------------------------------------------

Call Options Purchased
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
------------------------------------------------------------------------------------------------------
        Japanese Yen/March/125.32                                    $  913,774           $     31,068
        Swedish Kronor/British Pounds/March/12.5                        117,554                  7,994
------------------------------------------------------------------------------------------------------
Total Call Options Purchased (Identified Cost, $125,769)                                  $     39,062
------------------------------------------------------------------------------------------------------

Put Options Purchased - 0.2%
------------------------------------------------------------------------------------------------------
        Deutsche Marks/November/0.997                                $      517           $     83,352
        Deutsche Marks/November/0.997                                       956                145,295
        Euro/British Pound/May/0.6865                                     8,736                143,894
        Japanese Yen/March/125                                        2,850,985                 82,679
        Japanese Yen/March/117.18                                       913,774                 31,068
        Japanese Yen/Deutsche Marks/May/166.2455                      3,937,322                      0
------------------------------------------------------------------------------------------------------
Total Put Options Purchased (Identified Cost, $754,764)                                   $    486,288
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $244,270,952)                                         $263,780,647
------------------------------------------------------------------------------------------------------

Call Options Written - (0.2)%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE                         (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
    Australian Dollar/May/0.6245                                  AUD     4,977           $   (124,601)
    Euro/British Pounds/May/0.696                                 EUR     8,857               (130,643)
    Japanese Yen/May/126.7769                                     JPY 1,201,022               (183,756)
    Japanese Yen/March/109.4                                      JPY 1,496,045                 (1,496)
    Swedish Kronor/British Pounds/March/12.5                      SEK   117,554                 (7,994)
------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $537,632)                                  $   (448,490)
------------------------------------------------------------------------------------------------------

Put Options Written
------------------------------------------------------------------------------------------------------
    Australian Dollar/May/0.67                                    AUD     5,340           $     (6,285)
    Euro/British Pounds/May/0.6695                                EUR     8,519                (41,975)
    Hong Kong Dollars/June/8.5                                    HKD    72,763                      0
    Hong Kong Dollars/June/9                                      HKD    72,600                      0
    Japanese Yen/March/122                                        JPY 1,668,350                (60,060)
------------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $697,212)                                   $   (108,320)
------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (1.0)%                                                     (2,990,994)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $  260,232,843
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

  AUD  =  Australian Dollars                  HKD  =  Hong Kong Dollars
  CAD  =  Canadian Dollars                    JPY  =  Japanese Yen
  CHF  =  Swiss Francs                        NZD  =  New Zealand Dollars
  EUR  =  Euro                                SEK  =  Swedish Kronor
  GBP  =  British Pounds                      SGD  =  Singapore Dollars

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 28, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $244,270,952)            $263,780,647
  Cash                                                                    9,226
  Premium receivable on options written                                 309,739
  Net receivable for forward foreign currency exchange
    contracts to sell                                                 2,581,086
  Net receivable for forward foreign currency exchange
    contracts closed or subject to master netting                       482,512
  Receivable for Fund shares sold                                        84,323
  Receivable for investments sold                                     1,508,283
  Interest and dividends receivable                                   1,413,086
  Other assets                                                            4,391
  Deferred organization expenses                                          4,054
                                                                   ------------
      Total assets                                                 $270,177,347
                                                                   ------------
Liabilities:
  Payable for foreign currency, at value (identified
    cost, $159)                                                    $        145
  Payable for Fund shares reacquired                                    618,947
  Payable for investments purchased                                     291,238
  Payable upon return of securities loaned                            7,723,367
  Net payable for forward foreign currency exchange
    contracts to purchase                                                77,050
  Written options outstanding, at value (premiums
    received, $1,234,844)                                               556,810
  Payable for daily variation margin on open futures
    contracts                                                           317,709
  Payable to affiliates -
    Management fee                                                       12,937
    Distribution fee                                                    204,377
  Accrued expenses and other liabilities                                141,924
                                                                   ------------
      Total liabilities                                            $  9,944,504
                                                                   ------------
Net assets                                                         $260,232,843
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $253,109,633
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     22,702,975
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (15,703,994)
  Accumulated undistributed net investment income                       124,229
                                                                   ------------
      Total                                                        $260,232,843
                                                                   ============
Shares of beneficial interest outstanding                           15,871,231
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $90,613,013 / 5,512,149 shares of
      beneficial interest outstanding)                                $16.44
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                        $17.26
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $137,116,037 / 8,372,217 shares of
      beneficial interest outstanding)                                $16.38
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $32,462,819 / 1,984,368 shares of
      beneficial interest outstanding)                                $16.36
                                                                      ======
Class I shares:
  Net asset value per share
    (net assets of $40,974 / 2,497 shares of beneficial
      interest outstanding)                                           $16.41
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
PERIOD ENDED FEBRUARY 28, 1999
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $  4,900,936
    Dividends                                                           791,050
    Foreign taxes withheld                                              (67,284)
                                                                   ------------
      Total investment income                                      $  5,624,702
                                                                   ------------
  Expenses -
    Management fee                                                 $    833,309
    Trustees' compensation                                               18,422
    Shareholder servicing agent fee                                     156,245
    Distribution and service fee (Class A)                              242,897
    Distribution and service fee (Class B)                              723,199
    Distribution and service fee (Class C)                              179,664
    Administrative fee                                                   14,158
    Custodian fee                                                        98,726
    Printing                                                             28,518
    Postage                                                              29,460
    Auditing fees                                                        19,569
    Legal fees                                                            3,389
    Amortization of organization expenses                                 4,182
    Miscellaneous                                                        91,865
                                                                   ------------
      Total expenses                                               $  2,443,603
                                                                   ------------
      Net investment income                                        $  3,181,099
                                                                   ------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $(10,442,580)
    Written option transactions                                       1,502,822
    Foreign currency transactions                                        (3,322)
    Futures Contracts                                                (1,103,903)
    Swaps                                                               (30,250)
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $(10,077,233)
                                                                   ------------
Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 33,986,426
    Written options                                                     632,102
    Translation of assets and liabilities in foreign currencies       2,268,946
    Futures                                                          (5,333,754)
    Swaps                                                              (472,469)
                                                                   ------------
      Net unrealized loss on investments and foreign
        currency translation                                       $ 31,081,251
                                                                   ------------
        Net realized and unrealized loss on investments
          and foreign currency                                     $ 21,004,018
                                                                   ------------
          Increase in net assets from operations                   $ 24,185,117
                                                                   ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                                 PERIOD ENDED                   YEAR ENDED
                                                            FEBRUARY 28, 1999              AUGUST 31, 1998
                                                                  (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  3,181,099                 $  7,474,543
  Net realized gain (loss) on investments and foreign
    currency transactions                                         (10,077,233)                  19,047,077
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           31,081,251                  (29,254,502)
                                                                 ------------                 ------------
      Increase (decrease) in net assets from operations          $ 24,185,117                 $ (2,732,882)
                                                                 ------------                 ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (2,279,803)                $ (4,262,705)
  From net investment income (Class B)                             (3,068,081)                  (5,657,934)
  From net investment income (Class C)                               (771,231)                  (1,631,022)
  From net investment income (Class I)                                   (978)                      (1,557)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                (5,161,038)                  (8,352,846)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (7,990,161)                 (12,932,341)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (2,008,247)                  (3,894,361)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                    (2,125)                      (2,636)
                                                                 ------------                 ------------
      Total distributions declared to shareholders               $(21,281,664)                $(36,735,402)
                                                                 ------------                 ------------
Fund share (principal) transactions -
      Net decrease in net assets from Fund share
        transactions                                             $(24,842,876)                $(15,290,427)
                                                                 ------------                 ------------
      Total decrease in net assets                               $(21,939,423)                $(54,758,711)
Net assets:
  At beginning of year                                            282,172,266                  336,930,977
                                                                 ------------                 ------------
  At end of year (including accumulated undistributed net
    investment income of $124,229 and $3,063,223
    respectively)                                                $260,232,843                 $282,172,266
                                                                 ============                 ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                             PERIOD ENDED                                  YEAR ENDED AUGUST 31,
                                             FEBRUARY 28,              --------------------------------------------------------
                                                     1999                1998              1997            1996            1995
                                              (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $16.36              $18.75            $17.68          $16.63          $15.33
                                                   ------              ------            ------          ------          ------
Income from investment operations# -
  Net investment income(S)                         $ 0.22              $ 0.47            $ 0.46          $ 0.43          $ 0.55
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                     1.20               (0.69)             2.19            1.85            1.17
                                                   ------              ------            ------          ------          ------
      Total from investment operations             $ 1.42              $(0.22)           $ 2.65          $ 2.28          $ 1.72
                                                   ------              ------            ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                       $(0.40)             $(0.72)           $(0.40)         $(0.49)         $(0.37)
  From net realized gain on investments and
    foreign currency transactions                   (0.94)              (1.45)            (1.18)          (0.74)          (0.05)
                                                   ------              ------            ------          ------          ------
      Total distributions declared to
        shareholders                               $(1.34)             $(2.17)           $(1.58)         $(1.23)         $(0.42)
                                                   ------              ------            ------          ------          ------
Net asset value - end of period                    $16.44              $16.36            $18.75          $17.68          $16.63
                                                   ======              ======            ======          ======          ======
Total return(+)                                     9.00%++           (1.72)%            15.67%          14.23%          11.48%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                        1.44%+              1.44%             1.43%           1.48%           1.47%
  Net investment income                             2.59%+              2.57%             2.51%           2.45%           3.49%
Portfolio turnover                                   103%                127%              128%            202%            118%
Net assets at end of period (000 omitted)         $90,613             $97,007          $111,959         $86,457         $58,663

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income                          --                  --              $ 0.45          $ 0.42          $ 0.52
      Ratios (to average net assets):
        Expenses##                                   --                  --               1.46%           1.53%           1.67%
        Net investment income                        --                  --               2.48%           2.40%           3.29%

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                             PERIOD ENDED                                  YEAR ENDED AUGUST 31,
                                             FEBRUARY 28,              --------------------------------------------------------
                                                     1999                1998              1997            1996            1995
                                              (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $16.31              $18.70            $17.63          $16.58          $15.31
                                                   ------              ------            ------          ------          ------
Income from investment operations# -
  Net investment income                            $ 0.17              $ 0.38            $ 0.36          $ 0.32          $ 0.43
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                     1.19               (0.69)             2.19            1.85            1.17
                                                   ------              ------            ------          ------          ------
      Total from investment operations             $ 1.36              $(0.31)           $ 2.55          $ 2.17          $ 1.60
                                                   ------              ------            ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                       $(0.35)             $(0.63)           $(0.30)         $(0.38)         $(0.28)
  In excess of net investment income                 --                  --                --             (0.74)          (0.05)
  From net realized gain on investments and
    foreign currency transactions                   (0.94)              (1.45)            (1.18)           --              --
                                                   ------              ------            ------          ------          ------
      Total distributions declared to
        shareholders                               $(1.29)             $(2.08)           $(1.48)         $(1.12)         $(0.33)
                                                   ------              ------            ------          ------          ------
Net asset value - end of period                    $16.38              $16.31            $18.70          $17.63          $16.58
                                                   ======              ======            ======          ======          ======
Total return                                        8.61%++           (2.23)%            15.01%          13.58%          10.65%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                        1.93%+              1.94%             1.98%           2.10%           2.24%
  Net investment income                             2.12%+              2.06%             1.96%           1.83%           2.75%
Portfolio turnover                                   103%                127%              128%            202%            118%
Net assets at end of period (000 omitted)        $137,116            $147,882          $166,865        $124,399         $83,601

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                             PERIOD ENDED                                  YEAR ENDED AUGUST 31,
                                             FEBRUARY 28,              --------------------------------------------------------
                                                     1999                1998              1997            1996            1995
                                              (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $16.29              $18.67            $17.62          $16.58          $15.31
                                                   ------              ------            ------          ------          ------
Income from investment operations# -
  Net investment income                            $ 0.18              $ 0.38            $ 0.36          $ 0.33          $ 0.46
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                     1.18               (0.70)             2.18            1.85            1.16
                                                   ------              ------            ------          ------          ------
      Total from investment operations             $ 1.36              $(0.32)           $ 2.54          $ 2.18          $ 1.62
                                                   ------              ------            ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                       $(0.35)             $(0.61)           $(0.31)         $(0.40)         $(0.30)
  From net realized gain on investments and
    foreign currency transactions                   (0.94)              (1.45)            (1.18)          (0.74)          (0.05)
                                                   ------              ------            ------          ------          ------
      Total distributions declared to
        shareholders                               $(1.29)             $(2.06)           $(1.49)         $(1.14)         $(0.35)
                                                   ------              ------            ------          ------          ------
Net asset value - end of period                    $16.36              $16.29            $18.67          $17.62          $16.58
                                                   ======              ======            ======          ======          ======
Total return                                        8.62%++           (2.21)%            15.06%          13.62%          10.72%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                        1.93%+              1.94%             1.96%           2.03%           2.18%
  Net investment income                             2.14%+              2.06%             2.00%           1.89%           2.91%
Portfolio turnover                                   103%                127%              128%            202%            118%
Net assets at end of period (000 omitted)         $32,463             $37,248           $58,074         $33,283         $19,325

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------
                                                             PERIOD ENDED                 YEAR ENDED AUGUST 31,
                                                             FEBRUARY 28,              ---------------------------
                                                                     1999                1998                 1997*
                                                              (UNAUDITED)
------------------------------------------------------------------------------------------------------------------
                                                                  CLASS I
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $16.34              $18.74               $17.56
                                                                   ------              ------               ------
Income from investment operations# -
  Net investment income                                            $ 0.25              $ 0.57               $ 0.28
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                1.20               (0.70)                1.16
                                                                   ------              ------               ------
      Total from investment operations                             $ 1.45              $(0.13)              $ 1.44
                                                                   ------              ------               ------
Less distributions declared to shareholders -
  From net investment income                                       $(0.44)             $(0.82)              $(0.26)
  From net realized gain on investments and foreign
    currency transactions                                           (0.94)              (1.45)                --
                                                                   ------              ------               ------
      Total distributions declared to shareholders                 $(1.38)             $(2.27)              $(0.26)
                                                                   ------              ------               ------
Net asset value - end of period                                    $16.41              $16.34               $18.74
                                                                   ======              ======               ======
Total return                                                        9.13%++           (1.21)%                8.22%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                                        0.93%+              0.94%                0.97%+
  Net investment income                                             3.04%+              3.07%                3.43%+
Portfolio turnover                                                   103%                127%                 128%
Net assets at end of period (000 omitted)                             $41                 $35                  $34
 * For the period from the commencement of the Fund's offering of Class I shares, January 7, 1997, through August
   31, 1997.

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Asset Allocation Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts and options contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates, exchange rates, or securities prices. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest rates, exchange rates, or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. The securities are loaned by State Street Bank, as agent, to certain brokers (the "Borrowers"). The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street Bank provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At February 28, 1999, the value of securities loaned was $7,443,031. These loans were collateralized by cash of $7,723,367. Cash collateral is invested in short-term securities which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street Bank in its capacity as lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premiums and discounts are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $4,905 for the period ended February 28, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $9,022 for the period ended February 28, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $16,752 for the period ended February 28, 1999. Fees incurred under the distribution plan during the period ended February 28, 1999, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $17,163 and $13,926 for Class B and Class C shares, respectively, for the period ended February 28, 1999. Fees incurred under the distribution plan during the period ended February 28, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended February 28, 1999, were $113, $194,027, and $2,560 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES           SALES
-------------------------------------------------------------------------------
U.S. government securities                         $ 84,541,425    $ 94,302,214
                                                   ------------    ------------
Investments (non-U.S. government securities)       $176,820,211    $229,823,256
                                                   ------------    ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $244,270,952
                                                                   -------------
Gross unrealized appreciation                                      $ 26,830,233
Gross unrealized depreciation                                        (7,320,538)
                                                                   -------------
    Net unrealized appreciation                                    $ 19,509,695
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                    PERIOD ENDING FEBRUARY 28, 1999           YEAR ENDING AUGUST 31, 1998
                                 ----------------------------------   -----------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            8,293,236      $ 137,988,921         5,609,590       $ 103,919,937
Shares issued to shareholders
  in reinvestment of distributions       418,510          6,799,599           663,135          11,483,111
Shares reacquired                     (9,130,808)      (152,734,558)       (6,312,593)       (117,203,453)
                                      ----------      -------------        ----------       -------------
  Net decrease                          (419,062)     $  (7,946,038)          (39,868)      $  (1,800,405)
                                      ==========      =============        ==========       =============

Class B Shares

                                    PERIOD ENDING FEBRUARY 28, 1999           YEAR ENDING AUGUST 31, 1998
                                    -------------------------------        ------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              433,669      $   7,166,030         1,697,015       $  31,460,117
Shares issued to shareholders
  in reinvestment of distributions       588,796          9,535,142           919,190          15,824,754
Shares reacquired                     (1,718,677)       (28,528,057)       (2,472,223)        (45,203,383)
                                      ----------      -------------        ----------       -------------
  Net increase (decrease)               (696,212)     $ (11,826,885)          143,982       $   2,081,488
                                      ==========      =============        ==========       =============

Class C Shares

                                    PERIOD ENDING FEBRUARY 28, 1999           YEAR ENDING AUGUST 31, 1998
                                    -------------------------------        ------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              177,409      $   2,926,022           574,075       $  10,640,951
Shares issued to shareholders
  in reinvestment of distributions       122,030          1,975,134           220,230           3,793,114
Shares reacquired                       (601,361)        (9,976,706)       (1,618,988)        (30,011,782)
                                      ----------      -------------        ----------       -------------
  Net decrease                          (301,922)     $  (5,075,550)         (824,683)      $ (15,577,717)
                                      ==========      =============        ==========       =============

Class I Shares

                                    PERIOD ENDING FEBRUARY 28, 1999           YEAR ENDING AUGUST 31, 1998
                                    -------------------------------        ------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                  171      $       2,809               107       $       2,021
Shares issued to shareholders
  in reinvestment of distributions           191              3,098               241               4,186
Shares reacquired                            (18)              (310)             --                  --
                                      ----------      -------------        ----------       -------------
  Net increase                               344      $       5,597               348       $       6,207
                                      ==========      =============        ==========       =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended February 28, 1999, was $1,001. The Fund had no borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                               1999 CALLS                            1999 PUTS
                                    -------------------------------       -------------------------------
                                        PRINCIPAL                             PRINCIPAL
                                          AMOUNTS                               AMOUNTS
                                     OF CONTRACTS                          OF CONTRACTS
                                    (000 OMITTED)          PREMIUMS       (000 OMITTED)          PREMIUMS
-----------------------------------------------------------------------------------------------------------
Outstanding, beginning of period -
  Hong Kong Dollar                           --          $     --                72,600         $ 273,056
  Japanese Yen                          5,750,160           427,825           6,310,348           107,648
Options written -
  Australian Dollars                       26,732           346,424              21,141           218,091
  British Pounds                            8,298            63,792                --                --
  Canadian Dollars                         50,922           254,887                --                --
  Deutsche Marks/British Pounds            24,993           119,966              26,647           140,001
  Euro/British Pounds                       8,857           102,506               8,519            47,035
  Hong Kong Dollars                          --                --                72,763           206,732
  Japanese Yen                          9,925,522         1,005,634           1,668,350           128,545
  Japanese Yen/Deutsche Marks           1,201,022           143,770                --                --
  South African Rand                         --                --                41,112            79,183
  Swedish Kroner/British Pounds           117,554           170,426                --                --
Options terminated in closing
  transactions -
  Australian Dollars                      (11,899)         (223,822)            (15,801)         (176,248)
  British Pounds                           (8,298)          (63,792)               --                --
  Canadian Dollar                         (12,653)          (98,615)               --                --
  Deutsche Marks/British Pounds           (24,993)         (119,966)                (53)          (20,035)
  Japanese Yen                         (1,963,268)         (410,017)         (6,310,348)         (107,647)
Options exercised -
  Australian Dollars                       (5,069)          (66,159)               --                --
  Japanese Yen                        (11,015,347)         (798,990)               --                --
Options expired -
  Australian dollars                       (4,787)          (16,195)               --                --
  Canadian Dollar                         (38,269)         (156,272)               --                --
  Deutsche Marks/British Pounds              --                --               (26,594)         (119,966)
  Japanese Yen/Deutsche Marks          (1,201,022)         (143,770)               --                --
  South African Rand                         --                --               (41,112)          (79,183)
                                                         ----------                            ----------
Outstanding, end of period                               $  537,632                            $  697,212
                                                         ==========                            ==========
Options outstanding at end of period
  consist of:
  Australian Dollars                        4,977            40,248               5,340            41,843
  Euro/British Pounds                       8,857           102,506               8,519            47,035
  Hong Kong Dollars                          --                --               145,363           479,788
  Japanese Yen                          2,697,067           224,452           1,668,350           128,546
  Swedish Kronor/British Pounds           117,554           170,426                --                --
                                                         ----------                            ----------
Outstanding, end of period                               $  537,632                            $  697,212
                                                         ==========                            ==========

At February 28, 1999, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                       NET
                                                                                                UNREALIZED
                                    CONTRACTS TO                            CONTRACTS         APPRECIATION
         SETTLEMENT DATE         DELIVER/RECEIVE    IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales
                 3/15/99  AUD         11,086,327        $ 6,963,761       $ 6,851,676          $  112,085
                 3/15/99  CAD          8,660,703          5,818,879         5,735,342              83,537
                 3/15/99  EUR         21,730,211         25,618,751        23,968,338           1,650,413
                 3/15/99  GBP          9,989,796         16,030,302        16,019,695              10,607
                 05/3/99  HKD        134,708,000         16,948,666        17,361,963            (413,297)
                 3/15/99  JPY      1,486,175,308         13,146,095        12,516,616             629,479
                 3/15/99  SGD         17,212,682         10,511,562        10,003,300             508,262
                                                        -----------       -----------          ----------
                                                        $95,038,016       $92,456,930          $2,581,086
                                                        ===========       ===========          ==========
Purchases
                 3/15/99  AUD          4,562,459        $ 2,826,595       $ 2,819,733             $(6,862)
                 3/15/99  CAD          9,272,925          6,146,098         6,140,771              (5,327)
                 3/15/99  CHF          2,536,678          1,801,106         1,756,648             (44,458)
                 3/15/99  GBP          2,754,493          4,468,118         4,417,121             (50,997)
                  5/3/99  HKD        134,708,000         16,481,196        17,361,963             880,767
                 3/15/99  JPY      2,159,663,501         18,671,935        18,188,754            (483,181)
                 3/15/99  NZD            256,514            132,361           134,277               1,916
                 3/15/99  SGD         17,212,682         10,372,210        10,003,302            (368,908)
                                                        -----------       -----------          ----------
                                                        $60,899,619       $60,822,569          $  (77,050)
                                                        ===========       ===========          ==========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $405,767 with Deutsche Bank and $490,034 with C.S. First Boston and a net payable of $413,289 with Merrill Lynch at February 28, 1999.

At February 28, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts
                                                                                               UNREALIZED
                                                                                             APPRECIATION
DESCRIPTION                        EXPIRATION          CONTRACTS             POSITION      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
CAC Index                          March 1999                146                 Long          $  93,877
DAX Index                          March 1999                 49                 Long             54,568
FTSE Index                         March 1999                142                Short           (966,571)
Japan Government
Bond                                June 1999                 16                 Long            234,640
Nikkei Index                       March 1999                 88                 Long             84,294
S&P 500 Index                      March 1999                  9                Short             34,807
                                                                                               ---------
                                                                                               $(464,385)
                                                                                               =========

MFS(R) GLOBAL ASSET ALLOCATION FUND

TRUSTEES                                          SECRETARY
Richard B. Bailey* - Private Investor;            Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                         ASSISTANT SECRETARY
                                                  James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                  CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac         State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School      INVESTOR INFORMATION
                                                  For MFS stock and bond market outlooks, call
The Hon. Sir J. David Gibbons, KBE - Chief        toll free: 1-800-637-4458 anytime from a
Executive Officer, Edmund Gibbons Ltd.;           touch-tone telephone.
Chairman, Colonial Insurance Company, Ltd.
                                                  For information on MFS mutual funds, call your
Abby M. O'Neill - Private Investor                financial adviser or, for an information kit,
                                                  call toll free: 1-800-637-2929 any business day
Walter E. Robb, III - President and Treasurer,    from 9 a.m. to 5 p.m. Eastern time (or leave a
Benchmark Advisors, Inc. (corporate financial     message anytime).
consultants); President, Benchmark Consulting
Group, Inc. (office services)                     INVESTOR SERVICE
                                                  MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive Vice          P.O. Box 2281
President, Director, and Secretary, MFS           Boston, MA 02107-9906
Investment Management
                                                  For general information, call toll free:
Jeffrey L. Shames* - Chairman, Chief Executive    1-800-225-2606 any business day from
Officer, and Director, MFS Investment             8 a.m. to 8 p.m. Eastern time.
Management
                                                  For service to speech- or hearing-impaired,
J. Dale Sherratt - President, Insight             call toll free: 1-800-637-6576 any business day
Resources, Inc. (acquisition planning             from 9 a.m. to 5 p.m. Eastern time. (To use
specialists)                                      this service, your phone must be equipped with
                                                  a Telecommunications Device for the Deaf.) For
Ward Smith - Former Chairman (until 1994),        share prices, account balances, and exchanges,
NACCO Industries (holding company)                call toll free: 1-800-MFS-TALK (1-800-637-8255)
                                                  anytime from a touch-tone telephone.
INVESTMENT ADVISER
Massachusetts Financial Services Company          WORLD WIDE WEB
500 Boylston Street                               www.mfs.com
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Joseph C. Flaherty, Jr.*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) GLOBAL ASSET ALLOCATION FUND                                 ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
WE INVENTED THE MUTUAL FUND(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                  MWA-3 4/99  26M 88/288/388/888